Exhibit 10.4

JOINT VENTURE CONTRACT

THIS JOINT VENTURE CONTRACT  (“Contract”), made and entered into as of this  22  day  of May, 2014, by and between  Million Place Investments Limited ( “MPIL”) , a company registered in the British Virgin Island ,having its registered office at Unit 10-11,26/F,Tower 2,Lippo Centre,89 Queensway, Hong Kong and  Mr Qin Xiushan ( “QXS”),China national registration number  (152621197011065338)  for the parties’ investment in the Joint Venture company, Inner Mongolia Yulong Pump Company Limited ( “YP”), a company  registered in the People’s Republic of China and having its registered address at  3 Kezhen Industrial Street, Wuchuan ,Hohhot,Inner Mongolia

ARTICLE  I  GENERAL PROVISIONS

1.01  Business Purpose (Appendix 1)

The purpose of the Joint Venture shall be as follows :

a.       The manufacturing of industrial boilers for commercial buildings, provision of consultancy services for the design of boiler systems, and activities related to boiler production

b.      The manufacturing of industrial water pumps and accessories

c.       Investments in real estate businesses

1.02  Term of the Contract

The Joint Venture shall commence on the date first above written and shall continue in existence until terminated ,liquidated or dissolved by law or as hereafter provided.

ARTICLE  II  GENERAL DEFINITIONS

The following comprise the general definitions of terms utilized in this Contract :

2.01 Affiliate

An Affiliate of an entity is a person that , directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control of such entity

2.02 Capital Contribution(s)

The capital. contribution to the Joint Venture actually made by the parties , including property, cash and any additional capital contribution made.

2.03 Profits and Losses

Any income or loss of the YP  for resident income tax purposes determined by the YP’s fiscal year, including, without limitation, each item of  YP’s income, gain, loss or deduction.

ARTICLE  III   OBLIGATIONS OF THE  JOINT VENTURE

MPIL is responsible for all operations and decisions of the Joint Venture and will be compensated for providing various services.

ARTICLE  IV  ALLOCATIONS

4.01  Profits and  Losses

Commencing on the date hereof and ending on the termination of the business of the Joint Venture, all profits, losses and other allocations to the joint venture shall be allocated as follows at the  conclusion of each fiscal year :   MPIL   49%  /  QXS  51%

ARTICLE  V  RIGHTS AND DUTIES OF THE  JOINT  VENTURERS

5.01  Business of the Joint Venture

MPIL shall have  full, exclusive and complete authority and discretion in the management and control of the business of the Joint Venture for the purposes herein stated and shall make all decisions affecting the business of the Joint Venture. At such, any action taken shall constitute  the act of ,and serve to bind ,the Joint Venture.

MPIL shall manage  and control the affairs of the Joint Venture to the best of its ability and shall use its best efforts to carry the business of the Joint Venture. QXS  shall not participate in or have any control over the Joint Venture business nor shall it have any authority or right to act for or bind the Joint Venture.

ARTICLE  VI  AGREEMENTS WITH THIRD PARTIES AND WITHAFFILIATES OF THE  JOINT VENTURE

6.01 Validity of Transactions

Affiliates of the parties to this Contract maybe engaged to perform services for the Joint Venture. The validity of any transaction, agreement or payment involving the Joint Venture and any Affiliates of the parties to this Agreement otherwise permitted by the terms of this Contract shall not be affected by reasons of the relationship between them and such Affiliates or the approval of said transactions , agreement or payment.

6.02 Other Business of the Parties to this Contract

The parties to this Contract and their respective affiliates may have interests in businesses other than the Joint Venture business .The Joint Venture shall not have the right to the income or proceeds derived from such other business interests and, even if they are competitive with the Partnership business, such business interests shall not be deemed wrongful or improper.

ARTICLE VII PAYMENT OF EXPENSES

All expenses of the Joint Venture shall be paid by MPIL and shall be reimbursed by the Joint Venture.

ARTICLE VIII  DISSOLUTION

Events of the Joint Venture

The Joint Venture shall be dissolved upon the happening of any of the following events :

(a)    The adjudication of bankruptcy , filing of a petition pursuant to Bankruptcy laws of the residency country of each partners, withdrawal, removal or insolvency of either of the parties.

(b)   The sale or other disposition, not including an exchange of all, or substantially all, of the Joint Venture assets,

(c)    Mutual agreement of the parties

(d)   Change in the equity percentages held by MPIL  in YP when  MPIL acquires a 51% controlling interest in YP

ARTICLE IX  MISCELLANEOUS PROVISIONS

9.01  Validity

In the event that any  provision of this Contract  shall be held to be invalid, the same shall not affect in any respect whatsoever the validity of the remainder of this Agreement.

9.02  Headings

The headings , titles and subtitles used in this Contract are for ease of reference only and shall not control or affect the meaning  or construction of any provision hereof.

9.03  Notices

Except as may be otherwise specifically provided in this Contract , all notices required or permitted hereunder shall be in writing and shall be deemed to be delivered when deposited in the People’s Republic of China  mail, postage prepaid , certified or registered mail, return receipt requested , addressed to the parties at their respective addresses set forth in this Contract or at such other addresses as may be consequently specified by written notice.

9.04  Applicable Law and Venue

This Contract shall be construed and enforced under the law of the People’s Republic of China .

9.05   Other Instruments

The parties hereto covenant and agree that they will execute each such other  and further instruments and documents as are or may become reasonably necessary or convenient to effectuate and carry out the purpose of this Contract.

IN WITNESS WHEREOF, the parties have executed this Contract as of the day and year first above written.

Signed ,sealed and delivered in the presence of :     _____________________ (Witness)

__________________________________               ___________________________________

Million Place Investment Limited                                        Mr Qin Xiushan

Appendix 1

Real Estate Businesses Operation Details and Arrangement

1.  Details of the real estate business (Purchase agreements attached)

Yulong Pump Company (“YP”) owns three floors of a commercial store in Inner Mongolia in China, with details below:

Third Floor:  Located in Ulateqianqi - east to land of Erwanxiao, south to Dongsheng Street, west to Nongji Road, north to the Qianqiba 7 # -3-301

Planning use purpose:  Commercial use, Building Structure: Frame. Construction Area 4431.89 m2, in-house construction area 3071.85 m2.

Fourth Floor:  Located in Ulateqianqi - east to land of Erwanxiao, south to Dongsheng Street, west to Nongji Road, north to the Qianqiba 7 # -4-401

Planning use purpose:  Commercial use, Building Structure: Frame. Construction Area 4431.89 m2, in-house construction area 3071.85 m2.

Fifth Floor:  Located in Ulateqianqi - east to land of Erwanxiao, south to Dongsheng Street, west to Nongji Road, north to the Qianqiba 7 # -5-501

Planning use purpose:  Commercial use, Building Structure: Frame. Construction Area 4431.89 m2, in-house construction area 3071.85 m2.

2.  Business operation arrangement

Million Place Investments Limited ( “MPIL”) shall have  full, exclusive and complete authority and discretion in the management and execution of the real estate business owned by YL. The authority and discretion include, but not limited to, decisions on leasing all or part of the three floors, selling all or part of the three floors and contracting with third party/ parties about the co-operations on the three floors.

Any profits, losses and other allocations incurred by the execution of the real estate business shall follow the same term in this joint venture contract, which is MPIL   49%  /  QXS  51% according to 4.01  Profits and  Losses.

Any other terms in this joint venture contract are also applicable and valid for the management and execution of the real estate business owned by YL.